Exhibit 10.3

CONSENT MEMORANDUM

TO:	ARC Properties Operating Partnership, L.P. Lender Group
FROM:	Wells Fargo Bank, National Association, as Administrative Agent
RE:	Consent re: Certain Financial Information Deliverables (2013 Audited Reports)
DATE:	February 19, 2015

Reference is made to that certain Amended and Restated Credit Agreement, dated as of June 30, 2014, among ARC Properties Operating Partnership, L.P. (the “Borrower”), American Realty Capital Properties, Inc. (the “Parent”), the financial institutions from time to time party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), as amended or otherwise modified by the Consent and Waiver Agreement and First Amendment thereto, dated as of November 12, 2014 (the “November Agreement”), and by that certain Consent and Waiver Agreement thereto, dated as of December 23, 2014 (the “December Agreement”, and together with the November Agreement, the “Prior Agreements”)). Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement, the November Agreement or the December Agreement, as the context may require.
Pursuant to the December Agreement, the waivers and agreements with respect to the Waived Matters specified therein terminate on the earlier of (i) March 2, 2015 and (ii) the date that is 45 days after the Borrower (or any Affiliate of the Borrower) receives an Indenture Default Notice (as defined in the December Agreement), unless on or prior to such earlier date the Parent shall have delivered to the Administrative Agent each of the Financial Information Deliverables specified in clauses (i), (ii) and (iii) of Section 1(a) of the November Agreement. The Loan Parties have requested that the Administrative Agent and the Lenders agree to modify certain of the Financial Information Deliverables relating to the 2013 Audited Reports (as presently set forth in clause (iii)(x) of the definition of Financial Information Deliverables) and, accordingly to consent and agree (the “Consent”) to restate clause (iii) of the definition of Financial Information Deliverables in its entirety to read as follows for all applicable purposes of the Loan Documents:
(iii) a certificate of a Responsible Officer of the Parent confirming (a) completion of Grant Thornton LLP’s pending audit relating to the 2013 Audited Reports accompanied by (x) a copy of Amendment No. 2 to the Parent’s annual report on Form 10-K/A for the year ended December 31, 2013, which 10-K/A will include (i) the consolidated financial statements of the Parent as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013 (such financial statements, the “2013 Financial Statements”), (ii) an unqualified opinion of Grant Thornton LLP on the 2013 Financial Statements, which opinion shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than any qualification or adverse opinion with respect to internal controls), and (iii) financial data corresponding to, and substantially consistent in all respects with, the financial data contained in the draft Note No.2 to the 2013 Financial Statements under each of the headings “2012 Restated Consolidated Balance Sheet (Adjusted Line Items)”, “2012 Restated Consolidated Statement of Operations (Adjusted Line Items)”, “2013 Restated Consolidated Balance Sheet”, “2013 Restated Statement of Operations”, “2013 Restated Statement of Comprehensive Loss” and “2013 Restated Statement of Cash Flows”, in each case, excluding the footnotes and other narrative thereto, as delivered to the Lenders on February 18, 2015, (b) that the 2013 Financial Statements present fairly, in accordance with GAAP and in all material respects, the financial position of the Parent and its Subsidiaries as of the period presented and the results of operations for such period, (c) completion of Ernst & Young’s pending forensic audit relating to the Prior Financial Information and (d) that no Default or Event of Default has occurred and is continuing as of the date of such certificate (other than the Specified Potential Defaults or Related Potential Defaults).

The Administrative Agent and the Lenders party hereto hereby grant the Consent.
Please indicate your consent to the agreements herein, as soon as possible but in no event later than 5 p.m. (New York time) February 20, 2015, by executing two (2) counterparts of your attached signature page to this Consent Memorandum and, upon execution, return one PDF copy by e-mail to the attention of Irfan Siddiqui at Sidley Austin LLP, counsel to the Administrative Agent (e-mail: isiddiqui@sidley.com) and return two (2) originals to Irfan Siddiqui at Sidley Austin LLP, One South Dearborn Street, Chicago, Illinois 60603. Please make any necessary corrections or adjustments to your signature block prior to execution and delivery. This Consent Memorandum will be effective upon receipt of executed signature pages via e-mail from the Loan Parties, the Administrative Agent, the Requisite Revolving Lenders and the Requisite Lenders.
Upon the effectiveness hereof, each reference in the Credit Agreement and the other Loan Documents to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement after giving effect to this Consent. This Consent Memorandum is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement. Except as specifically consented to above, the Credit Agreement, the Prior Consents and all other Loan Documents, and all of the Loan Parties’ respective obligations thereunder, shall remain in full force and effect, and are hereby ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Consent Memorandum (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Prior Consents or any other Loan Document.
Each Loan Party hereby represents and warrants that, after giving effect to this Consent Memorandum (a) each of the representations and warranties of the Loan Parties set forth in clauses (i) and (ii) of Section 10(a) of the December Agreement are true and correct as if made on the date hereof with respect to this Consent Memorandum and the Credit Agreement as modified hereby, mutatis mutandis, (b) the representations and warranties of the Loan Parties set forth in Article VII of the Credit Agreement are true and correct in all material respects as of the date hereof except, in each case, for those that specifically relate to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date); provided that no representations and warranties are made herein as to any Prior Financial Information and (c) no event has occurred and is continuing that constitutes a Default or an Event of Default.

Each of the Loan Parties separately releases, discharges, and agrees to hold harmless the Administrative Agent and the Lenders and their representatives, agents, employees, attorneys, directors, officers, parents, affiliates, assigns, insurers, subsidiaries, and their successors and assigns (collectively, the “Released Parties”) from any and all claims, defenses, affirmative defenses, setoffs, counterclaims, actions, causes of action, suits, controversies, agreements, provisions, liabilities and demands in law or in equity, whether known or unknown (collectively, the “Claims”) which any Loan Party ever had, now has, or may hereafter have against or related to the Released Parties through the date of this Consent Memorandum, including, but not limited to, Claims relating to or arising out of the Loan Documents or the transactions described therein, the Obligations, the Administrative Agent’s administration of the Loan Documents, or the banking relationship of such Loan Party with any Lender.

This Consent Memorandum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent Memorandum by facsimile shall be effective as delivery of a manually executed counterpart of this Consent Memorandum. This Consent Memorandum shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Pages Follow]

WELLS FARGO BANK, NATIONAL ASSOCIATION
individually as a Lender and as Administrative Agent
By:	/s/ Trent J. Brendon
Name:	Trent J. Brendon
Title:	Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

For any Lender requiring a second signature line:
By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Michael Kauffman
Name:	Michael Kauffman
Title:	Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

JPMorgan Chase Bank, N.A.
By:	/s/ Rita Lai
Name:	Rita Lai
Title:	Authorized Signer

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

U.S. BANK, National Association, as a Lender
By:	/s/ Gordon J. Clough
Name:	Gordon J. Clough
Title:	Senior Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender:
By:	/s/ Alexander Johnson
Name:	Alexander Johnson
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender:
By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
CITIBANK, N.A.
By:	/s/ Michael Chlopak
Name:	Michael Chlopak
Title:	Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
Barclays Bank PLC
By:	/s/ Christine Aharonian
Name:	Christine Aharonian
Title:	Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
REGIONS BANK
By:	/s/ Michael R. Mellott
Name:	Michael R. Mellott
Title:	Director

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
Goldman Sachs Bank USA
By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

TD Bank, N.A.:
By:	/s/ Aaron C. Miller
Name:	Aaron C. Miller
Title:	VP

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
COMERICA BANK
By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
Fifth Third Bank
By:	/s/ Thomas Jeffery
Name:	Thomas Jeffery
Title:	Senior Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
MORGAN STANLEY BANK, N.A.
By:	/s/ Emanuel Ma
Name:	Emanuel Ma
Title:	Authorized Signatory

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
Citizens Bank
By:	/s/ Brad Bindas
Name:	Brad Bindas
Title:	Senior Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

MidFirst Bank, a Federally Chartered Savings Association
By:	/s/ Darrin Rigler
Name:	Darrin Rigler
Title:	First Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
Eastern Bank
By:	/s/ Jared H. Ward
Name:	Jared H. Ward
Title:	Senior Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
Mizuho Bank, Ltd.
By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
Mizuho Bank (USA)
By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
SABADELL UNITED BANK N.A.
By:	/s/ Maurici Lladó
Name:	Maurici Lladó
Title:	EVP- Corporate & Commercial Banking

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Name of Lender:
TriState Capital Bank
By:	/s/ Ellen S. Frank
Name:	Ellen S. Frank
Title:	Senior Vice President

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.

Acknowledged and Agreed:

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.,
as the Borrower
By:	/s/ Michael J. Sodo
Name:	Michael J. Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

AMERICAN REALTY CAPITAL PROPERTIES, INC.,
as the Parent
By:	/s/ Michael J. Sodo
Name:	Michael J. Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Consent Memorandum
ARC Properties Operating Partnership L.P.